Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of estimated fair values of the assets acquired and liabilities at the date of acquisition - Effective Solutions Ltd [Member]
$ in Thousands
Nov. 30, 2018 USD ($)
Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of estimated fair values of the assets acquired and liabilities at the date of acquisition [Line Items]
Net assets	$ 692
Non-controlling interests	(320)
Intangible assets	739
Deferred tax liability	(170)
Goodwill	5,232
Total assets acquired net of acquired cash	$ 6,173